UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2004

Citibank Omni-S Master Trust (Exact name of registrant as specified in charter)

New York (State of Organization)	000-24776 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

        c/o Citi Omni-S Finance LLC
        701 East 60th St., North
        P.O. Box 6034, MC 1251, Room A
        Sioux Falls, South Dakota
 (Address of principal executive offices)
57117 (Zip Code)

Registrant's Telephone Number, including area code: (605) 331-2671

Former name or former address, if changed since last report: Not Applicable

Item 5. Other Events
This amendment No. 1 on Form 8-k/a is being filed solely for the purpose of filing corrected Exhibit 20(i) which shall replace Exhibit 20(i) as originally filed on August 17, 2004 on Form 8-k.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
The Exhibit Index hereto is incorporated herein by reference.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CITIBANK OMNI-S MASTER TRUST (Registrant)

	By:	Citi Omni-S Finance LLC (as Seller)
	By:	/S/ Douglas C. Morrison Douglas C. Morrison President
Date: August 17, 2004

3.

EXHIBIT INDEX

Exhibit No.
20(i).

Series 2001-2 Monthly Investor Certificateholders' Statement related to the distribution of August 16, 2004 and reflecting the performance of the Trust during the Due Period ended in July 2004, which will accompany the distribution on August 16, 2004.

4.